                                                                    EXHIBIT 32




         CERTIFICATE OF THE CHIEF EXECUTIVE AND CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the quarterly report of Transition Auto Finance III (the "Company") on Form 10-QSB for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth C. Lowe, the Chief Executive and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

         2. The information contained in this Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.



Date: August 12, 2003                  /s/ KENNETH C. LOWE
                                       ----------------------------------------
                                       Kenneth C. Lowe
                                    Chief Executive and Chief Financial Officer